Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures (“AUP Report”)

Toyota Motor Credit Corporation
6565 Headquarters Drive
Plano, TX 75024

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by Toyota Motor Credit Corporation, SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., Mizuho Securities USA LLC, and RBC Capital Markets, LLC (collectively referred to herein as the “Specified Parties”), solely to assist you in connection with the accuracy of certain attributes of certain collateral assets which may be included in the issuance of asset-backed notes by Toyota Auto Receivables 2020-C Owner Trust (the “Transaction”).  Toyota Motor Credit Corporation (“TMCC”, the “Company” or “Responsible Party”) is the sponsor of the Transaction and is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 retail installment auto receivables, which the Responsible Party instructed us to select randomly from a selection of retail installment auto receivables that may be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

(ii)	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

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(iii)	The value of collateral securing such assets; and

(iv)	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this AUP Report.

With respect to any terms or requirements of the prospectus or other Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the prospectus or other Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions or instructions provided by the Responsible Party; and

(iv)
The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this AUP Report, the following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data elements using a prescribed methodology and the information provided.

•	The phrase “Sample Cut-off Date” refers to May 31, 2020.

•
The phrase “Sample Loans” refers to a sample of 150 retail installment auto receivables, randomly selected by PwC from the Sample Loan Data Tape (defined below). We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Loan Data Tape based on the sample size and results of the procedures performed.

•
The phrase “Original Number of Scheduled Payments Methodology” refers to methodology provided by the Company for identifying the “Original Number of Scheduled Payments” in the Origination System (defined below). The methodology is:

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The “# of Payments” field is located in the Contract Dates section of the Contract tab within the “Funding View Mode” of the Origination System; and

“Original Number of Scheduled Payments” = the value in the “# of Payments” field.

•	The phrase “First Payment Date” refers to the date on which the first of the recurring, equal, scheduled installments is due.

•
The phrase “Vehicle Model Identification Methodology” refers to methodology provided by the Company used to identify the vehicle model specified on the Sample Loan Data Tape and in the Loan File (defined below). The methodology is to use the Vehicle Model Listing (defined below) to identify the vehicle model indicated on the Sample Loan Data Tape and in the Loan File without regard to features or options (e.g., trim line packages, 4x4, etc.), and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

•	The phrase “Co-obligor Identification Methodology” refers to methodology provided by the Company to identify the co-obligor value indicated in the Loan File. The methodology is:

If the Loan File indicates a party acting as a co-buyer, co-obligor, guarantor, or similar role/function (indicated by the presence of a signature for a co-buyer, co-obligor or guarantor);

Then the co-obligor value indicated in the Loan File is assigned a value of “Y”;

Otherwise the co-obligor value indicated in the Loan File is assigned a value of “N”.

•
The phrase “Credit Score Methodology” refers to methodology provided by the Company for calculating a borrower’s credit score (“Credit Score”) using the following fields from the Sample Loan Data Tape:

Credit Score = maximum of “PCD_APPCREDITSCOREAP1”, “PCD_APPCREDITSCOREAP2”, “PCD_APPCREDITSCOREAP3”, “PCD_APPCREDITSCORECA1”, “PCD_APPCREDITSCORECA2”, and “PCD_APPCREDITSCORECA3”.

I.	Data, Information, and Documents Provided

In the course of this engagement, TMCC provided the following data, information and documents:

1.
Access, on June 4, 2020 through June 9, 2020, to and screenshots from the Company’s internal document management system (“DMS”), which stores origination information including contracts and customer correspondence; the retail installment auto receivables servicing system (the “Primary Servicing System”), which includes loan level transaction history and performance information; and the receivable origination system (the “Origination System”).  The Company represents that the Origination System, the Primary Servicing System, and DMS are maintained by the Company and are their primary origination, servicing, and record keeping systems for their automobile loans.

Using DMS, the Primary Servicing System, and the Origination System, as applicable, for each Sample Loan:

(a)	The retail installment sale contract with a Truth-In-Lending Disclosure section (the “Contract”),

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(b)	Any correction notices to the information contained in the Contract (the “Correction Notices”) (together with the Contract, the “Loan File”),

(c)	Additional screenshots from the Origination System for Sample Loan #70 detailing the vehicle make (the “Additional Screenshots”),

(d)
Certificate of title, electronic record of title, lienholder registration, application for title, application for lien, notice of recorded lien, notice of lien application, title lien statement, lien holder release form, confirmation of security interest (lien) perfection, Maryland notice of security interest filing, other state equivalent documents, or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Document”),

(e)
Screenshots from the Primary Servicing System or access to the Primary Servicing System, showing current and historical payment status including days past due categories and original loan term information (in either case, the “ILNS Data”), and

(f)
Screenshots from the Primary Servicing System or access to the Primary Servicing System, showing transaction history including bankruptcy, repossession or rehabilitation (in either case, the “ILTH Data”).

2.
An Excel file (the “Vehicle Model Listing”) which the Company represents, contains a mapping of vehicle models without regard to features or options (e.g., trim line packages, 4x4) and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

3.
An Excel, CSV, or text file (the “Sample Loan Data Tape”), which the Company represents contains all loans which may be included in the Transaction, were originated on or before January 31, 2020, and includes certain attributes related to those loans as of the Sample Cut-off Date.

The data, information, and documents listed above, in this Section I, are collectively referred to as the “Data, Information, and Documents”.

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans. For purposes of the procedures below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question with regards to information contained in the document relevant to performance of the agreed-upon procedures, we contacted the Company’s operations manager or a designee, as identified by the Company, for clarification prior to reporting any findings.  Our findings as a result of performing the procedures are reported in Exhibit I.

A.
For each Sample Loan, we compared the following information from the respective field on the Sample Loan Data Tape to the corresponding information in the Loan File applying the respective “Threshold and/or Special Instructions” below, noting exceptions if differences are greater than the threshold:

	Description	Field on Sample Loan Data Tape	Threshold and/or Special Instructions
1	Account Number	PCD_ACCT_NBR	n/a
2	Contract Date	PCD_CONTRACTDATE	15 days

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3	Original Principal Balance	PCD_ORIGCOMMITMENTAMOUNT	$5.00
4	Interest Rate at Origination	PCD_APR	Interest rate shown in the Truth-in-Lending Disclosure section of the Contract
5	Interest Rate as of the Sample Cut-Off Date
6	Interest Rate for Next Payment
7	Monthly Payment Amount	PCD_PAYMENT	$5.00
8	Maturity Date at Origination	PCD_ORIGMATURITYDATE	15 days
9	Vehicle Identification Number	PCD_VIN	n/a
10	State of Origination	PCD_LOANORIGINATIONSTATE	As stated in the address of the seller of the vehicle
11	New/Used	PCD_NEWUSEDCODE	“New” if the Contract states “Demo” or “New”, otherwise “Used”
12	Vehicle Make	PCD_VEHICLEMAKE	“Toyota” if Contract states “Scion”, and for Sample Loan #70, the Company instructed us to use the Additional Screenshots for this field only
13	Vehicle Model Year	PCD_MODELYEAR	n/a
14	Original First Payment Date	FIRSTPAYMENTDUEDATE	First Payment Date definition
15	Vehicle Model	PCD_VEHICLEMODEL	Vehicle Model Identification Methodology
16	Co-Obligor	COAPPLICANTFLAG	Co-obligor Identification Methodology

As instructed by the Company, if the aforementioned information on the Contract did not agree to the Sample Loan Data Tape, we compared such information on the Sample Loan Data Tape to other documents in the Loan File, such as the Correction Notices, using the date of such other documents to apply such document in chronological order starting with the most recently dated document.

B.
For each Sample Loan, we compared the following information from the respective field on the Sample Loan Data Tape to the corresponding information in the Origination System applying the “Threshold and/or Special Instructions” below:

	Description	Field on Sample Loan Data Tape	Threshold and/or Special Instructions
1	Original Number of Scheduled Payments	NUM_PMTS	Original Number of Scheduled Payments Methodology

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C.	Using the Credit Score Methodology, we recalculated each Credit Score and compared the results to the values disclosed in the “TFS_FICO” field on the Sample Loan Data Tape.

D.
For each Sample Loan, we compared the name of the lien holder or assignee of a security interest stated on the Title Document to the one of the following: Toyota Motor Credit Corporation, Lexus Financial Services, Toyota Financial Services, or an acceptable variation thereof.

E.	For each Sample Loan, using the ILNS Data:

(1)	We compared the values contained in the “PD-30”, “PD-60”, and “PD-90” fields to a zero value;

Or

(2)	If the “PD-30”, “PD-60”, or “PD-90” fields contained a non-zero value, and the “LAST-TRN” field contained a date on or before the Sample Cut-off Date, we:

a.	Compared the value contained in the “PST-DUE” field to a zero value; or
b.	If the “PST-DUE” field contained a non-zero value, we compared (i) the difference between the Sample Cut-off Date and the date contained in the “PST-DUE” field to (ii) a value of less than 30 days;

Or

(3)
If the “PD-30”, “PD-60”, or “PD-90” fields contained a non-zero value, and the “LAST-TRN” field contained a date subsequent to the Sample Cut-off Date, we compared the aggregate dollar amount of payments as of the Sample Cut-off Date to an amount greater than or equal to the aggregate amount that would be required for the Sample Loan to be less than 30 days delinquent as of the Sample Cut-off Date. As instructed by the Company, a Sample Loan was considered to be delinquent if less than 90% of a regularly scheduled payment was received by the due date.

F.
For each Sample Loan, we compared the repossession and bankruptcy status flags (“in repossession/bankruptcy” or “not in repossession/bankruptcy”) of each Sample Loan as of the Sample Cut-off Date, as shown in the ILTH Data, to a status of “not in repossession/bankruptcy” using the ILTH Data and the following methodology provided by the Company:

(1)
We compared the values contained in the “DESC” field of the Primary Servicing System to values other than: “036 B”, “036 R”, “036 P”, “204 A”, “204 B”, “204 C”, or “204 D” (the “Repossession/Bankruptcy Codes”);

Or

(2)
If the “DESC” field contained one or more of the Repossession/Bankruptcy Codes, we compared the values contained in the “DESC” field that occur after the most recent occurrence of one of the Repossession/Bankruptcy Codes, but on or prior to the Sample Cut-off Date, to one or more of the values: “036 X”, “204 E”, “204 F”, “204 G”, “204 H”, “204 I”, “204 J”, “204 K”, “204 L”, “204 M”, “204 N”, “204 P”, “204 Q”, “204 R”, “204 S”, or “204 V” (the “Rehabilitation Codes”).

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and

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did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This AUP Report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this AUP Report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this AUP Report, and any use of this AUP Report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this AUP Report, and we disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this AUP Report because of events occurring, or data or information coming to our attention, subsequent to the date of this AUP Report.

/s/ PricewaterhouseCoopers LLP

July 10, 2020

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Exhibit I

No exceptions were identified.